Exhibit 10.21

FIRST AMENDMENT OF PURCHASE

AND SALE AGREEMENT

First Amendment of Purchase and Sale Agreement (this “Amendment”), made and entered into this I7th day of February, 2006, by and between General America Corporation, a Washington corporation (“Seller”) and Microsoft Corporation, a Washington corporation (“Purchaser”).

RECITALS

A. Seller and Purchaser are the parties to that certain Purchase and Sale Agreement and Joint Escrow Instructions effective as of January 13, 2006 (the “Agreement”).

B. The parties desire to extend the “Inspection Period” as defined in the Agreement.

AGREEMENTS

1. Extension of Inspection Period. The first sentence of Section 5.1 (a) of the Agreement is hereby amended by deleting the words “the date that is thirty (30) days after the Effective Date” and substituting the words “February 17th, 2006”.

2. No Other Amendments. Except as expressly amended by this Amendment, the Agreement remains unmodified and in full force and effect.

SELLER:

GENERAL AMERICA CORPORATION, a Washington corporation

By	/s/ Stephanie Daley-Watson
Its	Vice President & Secretary

PURCHASER:

MICROSOFT CORPORATION, a Washington corporation

By	/s/ James Ableson
Its	Director, Real Estate & Facilities